Exhibit 99.1

Disclaimer 2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of sustained high interest rates; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including high rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses; new or revised accounting standards; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and high rates of employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to the recent bank failures; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including the ongoing Israeli-Palestinian conflict and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance; potential changes in federal policy and at regular agencies as a result of the upcoming 2024 presidential election; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

The Finest Entrepreneurial Bank 3 Company Overview Branch-Light Model in Attractive Twin Cities Market Twin Cities Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB; BWBBP Assets: $4.7 Billion Loans: $3.8 Billion Deposits: $3.8 Billion Shareholders’ Equity: $439.2 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 33% Multifamily, 37% C&D, 5% C&I, 14% 1-4 Family, 11% Consumer, 0% $3.8B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven ability to generate strong organic growth in the Twin Cities • Expertise in commercial real estate with a focus in multifamily lending • Highly efficient operations with a branch-light model • Organizational focus on risk management with a long track record of superb asset quality Data as of June 30, 2024 Current BWB Branch Future Branch Site in Lake Elmo, MN

Jerry Baack Chairman and Chief Executive Officer • Former regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 30+ years of banking experience Jeff Shellberg EVP and Chief Credit Officer • Board member and oversees strong credit and underwriting culture • BWB founding member in 2005 • 35+ years of regulatory and banking experience Nick Place Chief Lending Officer • Oversees a talented team of lenders and engages in loan originations, focusing on real estate lending in the Twin Cities • Joined BWB in 2007 • 15+ years of banking experience Mark Hokanson Chief Technology Officer • Proactively drives technology and innovative solutions to support future growth • Joined BWB in 2019 • 15+ years of financial services technology experience Mary Jayne Crocker EVP and Chief Strategy Officer • Shaping long-term strategic plans and ensuring alignment with company objectives • Joined BWB in 2005 • 25+ years of financial services experience Joe Chybowski President and Chief Financial Officer • Strategic insights across all aspects of the organization, including finance, capital and liquidity management • Joined BWB in 2013 • 14+ years of banking and capital markets experience Lisa Salazar Chief Deposit Officer • Drives accountability and results through initiatives that deliver revenue growth, market share, new business opportunities and market penetration • Joined BWB in 2018 • 30+ years of banking experience Strategic Leadership Team (SLT) with Broad Skill Sets and Industry Expertise 4 Approximately 20% of BWB’s common shares were owned by Board and SLT members as of June 30, 2024, demonstrating strong alignment with shareholders

A Culture-Driven Organic Growth Story 5 Truly Unconventional Culture Highly Efficient Business Model Robust Balance Sheet Growth Proactive Risk Management • Entrepreneurial spirit unlike the culture at a typical bank • Modern headquarters with an open layout promoting team member and client collaboration • Commitment to provide clients with quick answers, responsive support and simple solutions • Continued progress on environmental, social and governance (ESG) initiatives • Long track record of generating above-peer organic loan growth • Emphasis on local commercial real estate and small business clients • M&A-related market disruption has resulted in client and banker acquisition opportunities to support loan and deposit growth • Recent loan growth moderation due to interest rate and economic environment while aligning loan growth with core deposit growth • Branch-light model with a commercial real estate focus • Efficient operating philosophy, including networking, banking tools and in-house expertise • Relatively low levels of expenses as a percent of total assets • Efficiency ratio impacted by higher interest rate environment, but consistently better than peers • Invest in scaling the risk management function to address emerging risks and support longer term growth outlook • Superb asset quality track record with consistently low levels of NCOs and NPAs • Conservative and decisive credit culture, including measured risk selection, consistent underwriting, active credit oversight and deep industry experience 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2024 (Source: S&P Capital IQ) Consistent Tangible Book Value1 Growth and Outperformance 30 consecutive quarters of Tangible Book Value per Share growth 199% 69% 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 BWB Peer Bank Average2

Our Core Values 6 Unconventional. Our clients notice a difference. Responsive. Under promise, over deliver. Dedicated. Don’t stop until you get it done. Growth. If you aren’t moving forward, where are you going? Accurate. It’s more than just an expectation. 6 Our Core Values

An Award-Winning Workplace Culture “In today’s environment, it is more important than ever to be able to recruit, retain and develop top talent. At Bridgewater, we have demonstrated an ability to do this through our unconventional culture and employee experience, extensive team member referral network, and a seasoned internship program to further enhance our talent pipelines.” Jerry Baack Chairman and CEO Top Workplaces Star Tribune 2016. 2017. 2018. 2020. 2021. 2022. 2023. 2024. Best Banks to Work For American Banker 2017. 2018. 2020. 2022. 2023. Corporate Headquarters Progressive Pay and Benefits Health and Wellness Committee Diversity, Equity and Inclusion Committee Volunteer Paid Time Off Modern, open design with an entrepreneurial spirit tailor-made for team building and collaboration Minimum wage of $20 per hour and discretionary bonuses for all team members regardless of level Providing team member opportunities to support physical fitness, nutrition and mental health Inclusive culture that encourages, supports and celebrates diversity of team members and communities in which we serve Team members receive up to 16 hours of PTO per year for volunteer activities supporting the Community Reinvestment Act 7

A Responsive Service Model 8 Our clients can expect… • Responsive support and simple solutions • A local bank of choice in a market where many local banks have left • Flexibility, market expertise and strong network connections The “Proven Process” for Our Clients • BEST Business Bank • BEST Small Business Banking • BEST Commercial Mortgage Lender An Award-Winning Client Experience • BEST Business Bank • BEST Community Bank

A Commitment to our Communities 9 Our communities can expect… Bridgewater’s commitment to investing, lending and volunteering in ways that serve low-to-moderate income segments in the Twin Cities “Outstanding” Rating for Community Reinvestment Act Performance FDIC, 2023 $312K Total Contributions in 2023 1,844 Volunteer Hours in 2023 Empowering Women in Entrepreneurship In 2021, we established the BridgewatHER Network, a women’s networking cohort which brings together successful women in business and female entrepreneurs throughout the Twin Cities to network and share insights • Over 350 female entrepreneurs and business leaders • Events hosted at the BWB Corporate Center throughout the year • Led by BWB’s Chief Strategy Officer, Mary Jayne Crocker Mary Jayne Crocker EVP and Chief Strategy Officer

Environmental, Social and Governance (ESG) 10 We are committed to establishing and advancing impactful initiatives that support our corporate responsibility as one of the largest locally-led banks in the Twin Cities, while regularly sharing our progress with our stakeholders Our ESG Commitment Our ESG Priorities Team Members, Clients and Communities Diversity, Equity and Inclusion Leverage our unconventional corporate culture to leave a positive lasting impact on our team members, clients and communities Ensure strong corporate governance oversight, including an effective risk management framework to support a growing organization Create a diverse, equitable and inclusive work environment and community Contribute to a healthier natural environment in the communities in which we live and work Corporate Governance Environmental ESG Oversight • Board-level Nominating and ESG Committee oversees Bridgewater's strategy and practices related to ESG • Management-level ESG Committee focuses on developing, implementing and growing a formal ESG program For more about Bridgewater’s commitment, priorities and initiatives related to ESG, please visit our ESG webpage at www.BWBMN.com/about-Bridgewater/esg

Attractive Twin Cities Market Built for Business 11 #3 Fortune 500 companies per capita (17)1 Large Corporate Presence #1 State with highest average credit score (742)2 Credit Worthy Population #2 Best state for economic opportunity3 Economic Opportunity #6 Top state for business4 Top State for Business #5 Best overall state based on health care, education, economy, infrastructure, etc.3 Best Overall State Top 20 Most populated MSA in the U.S.5 Populated MSA 2.74% 2.40% Twin Cities US $94,405 $75,874 Twin Cities US Strong Market Demographics 2024 Median Household Income ($)5 2024 – 2029 Proj. Population Growth (%)5 1 Source: Minnesota Department of Employment and Economic Development (ranking among 30 largest metro areas) 2 Source: Experian – Average FICO Score by State, 2022 3 Source: U.S. News & World Report 4 Source: CNBC, 2024 5 Source: S&P Capital IQ

Rank Bank HQ Branches Deposits ($M) Market Share 1 U.S. Bancorp MN 84 $ 95,116 40.02% 2 Wells Fargo & Co. CA 88 $ 50,360 21.19% 3 Ameriprise Financial Inc. MN 2 $ 20,933 8.81% 4 Huntington Bancshares Inc. OH 69 $ 6,565 2.76% 5 Bank of Montreal CAN 27 $ 6,480 2.73% 6 Bremer Financial Corp. MN 19 $ 5,302 2.23% 7 Bank of America Corp. NC 18 $ 4,521 1.90% 8 State Bancshares, Inc. ND 7 $ 3,958 1.67% 9 Old National Bancorp IN 29 $ 3,631 1.53% 10 Bridgewater Bancshares, Inc. MN 7 $ 3,609 1.52% Top 10 $ 200,474 84.36% MSA Total $ 237,643 Deposit Market Share Momentum in the Twin Cities Continues 12 Total Deposits – Minneapolis/St. Paul MSA1 2012 2023 Market Ripe for Continued Market Share Gains • Top-heavy deposit market (top 2 market share = 61%) • Top 2 have combined to lose market share each of the last nine years (2014: 84% / 2023: 61%) • Very fragmented market after the top 2, with no other traditional bank having market share over 3% • BWB has a 10-year CAGR of 23%, compared to the MSA of 3% • Significant M&A activity in the market over the past several years has created opportunities for talent and client acquisition • BWB has a local banking advantage with only 4 of the top 10 banks headquartered in MN 1 Source: S&P Capital IQ (data as of June 30th of each year) Rank Bank HQ Branches Deposits ($M) Market Share 1 Wells Fargo & Co. CA 100 $ 79,407 49.80% 2 U.S. Bancorp MN 100 $ 43,088 27.02% 3 Ameriprise Financial Inc. MN 1 $ 5,107 3.20% 4 TCF Financial Corp. MN 102 $ 4,992 3.13% 5 Bank of Montreal CAN 34 $ 2,760 1.73% 6 Bremer Financial Corp. MN 30 $ 2,205 1.38% 7 Associated Banc-Corp WI 28 $ 1,395 0.87% 8 Klein Financial Inc. MN 18 $ 1,129 0.71% 9 Anchor Bancorp Inc. MN 15 $ 1,126 0.71% 10 Central Bancshares Inc. MN 16 $ 732 0.46% 1 7 Bridgewater Bancshares, Inc. M N 2 $ 398 0.25% Top 10 $ 141,941 89.01% MSA Total $ 159,467

History of Robust Organic Asset Growth 13 $1,184 $76 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,612 $4,687 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 Organic Acquired Assets Proven ability to consistently generate robust annual asset growth primarily in the Twin Cities market Asset growth has almost exclusively been organic, with the exception of a small bank acquisition in 2016 Dollars in millions Ongoing evaluation of potential M&A opportunities to complement continued organic growth

Moderated Pace of Loan Growth in the Current Environment 14 $3,736 $3,722 $3,724 $3,784 $3,800 2Q23 3Q23 4Q23 1Q24 2Q24 Dollars in millions $2,326 $2,819 $3,569 $3,724 $3,800 2020 2021 2022 2023 2Q24 ....loan growth has moderated recently due to reduced loan demand and funding capacity • 2Q24 loan balances up $16.2M, or 1.7% annualized • YTD loan balances up $76.1M, or 4.1% annualized • 2Q24 loan growth impacted by increased payoffs • Loan growth outlook drivers: • Loan demand – strong loan demand continues • Market and economic conditions – lower rate environment could drive additional demand • Pace of loan payoffs and paydowns – expect elevated payoff levels to continue in the back half of 2024 • Pace of core deposit growth – continue to align loan growth with core deposit growth over time While unique catalysts have created robust loan growth opportunities over the past several years… • Strong brand presence and relationships in the market allow us to get in front of high-quality clients and deals • Operating in a competitive “sweet spot” in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks • M&A-related market disruption resulted in client and banker acquisition opportunities • Expansion of talented lending and treasury management teams

Class A 40% Class B 16% Class C 40% Construction 4% Strong Diversification Within Key Loan Portfolios 15 Size YoY Growth Go-to-Market Strategy Competitors Growth Outlook Key Stats Portfolio Diversification Multifamily CRE Nonowner Occupied Construction & Development C&I Bank of choice in the Twin Cities market due to proven expertise and differentiated service model Knowledgeable lenders with efficient closing processes and ample capacity Responsive support, simple solutions and the local touch entrepreneurs are looking for Strong team focused on creating additional client opportunities JPMorgan Chase, agency lenders, local banks and credit unions Local banks and life insurance companies Local banks Local banks and regional banks Continued appetite given expertise and market opportunities Continued appetite given expertise and market opportunities Increased focus on expanding C&I through targeted verticals Portfolio run-off as deals complete their construction phase $3.3M Avg. Loan Size 67% Weighted Avg. LTV 100% Loans with Pass Rating $2.2M Avg. Loan Size 59% Weighted Avg. LTV 98% Loans with Pass Rating $612K Avg. Loan Size 0.03% 5-Year NCOs 99% Loans with Pass Rating $846K Avg. Loan Size 62% Weighted Avg. LTV 0.00% 5-Year NCOs Product Type Industrial 25% Office 19% Retail 16% Senior Housing 13% Mini Storage 10% Medical Office 8% Other 9% Property Type RE, Rental and Leasing 44% Constr. 15% Manufact. 9% Finance & Ins. 8% Prof. Services 7% Trade 4% Accom. & Food Service 1% Other 12% Industry Residential 31% Multifamily 32% CRE Other 8% Land 29% Property Type Data as of June 30, 2024 $1,405M 37% of portfolio $1,070M 28% of portfolio $519M 13% of $195M portfolio 5% of portfolio 7% 10% 54% 13%

CRE NOO 28% Multifamily 37% C&D 5% C&I 14% CRE OO 5% 1-4 Family 11% Consumer & Other 0% Well-Diversified Loan Portfolio With Multifamily and CRE Expertise 16 CRE NOO 27% Multifamily 21% C&D 15% C&I 13% CRE OO 6% 1-4 Family 18% Consumer & Other 0% $0.8B Evolution of Loan Mix by Type 2015 2Q24 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment, and continued strong performance CRE Concentration Has Trended Lower Since 2022 Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily) / Bank Risk-Based Capital $3.8B 354% 333% 318% 304% 313% 266% 264% 258% 232% 221% 180% 164% 185% 177% 204% 190% 219% 257% 250% 245% 534% 497% 503% 480% 517% 456% 483% 515% 482% 466% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q24

CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio 17 (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Multi-family CRE 1-4 Family C&I C&D Consumer (ex. cards & auto) Total Loans Last 5 Years Last 10 Years Last 15 Years Last 20 Years Last 25 Years 2Q24 245% of Bank RBC Multifamily Traditional CRE3 221% of Bank RBC 466% of Bank RBC Multifamily Makes Up Over Half of CRE Concentration Strong Multifamily Track Record in Stable Twin Cities Market Multifamily Lending Approach in the Twin Cities Multifamily Portfolio Characteristics Drive Track Record of Strong Asset Quality WA LTV Avg. Loan Size Avg. Debt/Unit NCOs (since 2005) 67% $3.3M $88K $62K Local Market Focus Twin Cities Metro 92% Greater MN 4% Other 4% Location Product Type Diversification Well-Diversified by Size 5-19 Units 11% 20-49 Units 25% 50-99 Units 29% 100+ Units 35% Size 1 Includes formally subsidized properties (17%) and market rate properties with affordable set-asides (7%) 2 FDIC (data through 1Q24) 3 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction Dollars in millions • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Affordable housing makes up 24%1 of the multifamily portfolio • Positive market trends with stabilizing vacancy rates, strong absorption, and reduced construction = favorable outlook for occupancy and rent growth • Market catalysts include relative affordability, low unemployment, strong wages, and shortage of single-family housing Low Historical Losses vs. Other Asset Classes Average Historical Net Charge-Off Rates (all FDIC-insured banks)2 Class A 40% Class B 16% Class C 40% Construction 4% Product Type Portfolio Balance 12 Mo. Maturities (fixed) $1.4B $228M

81-unit affordable housing property in Bloomington, MN Supporting Affordable Housing Initiatives 18 ¹ Source: Minnesota Housing Partnership, 2023 Minnesota State Housing Profile 2 Includes formally subsidized properties (46%) and market rate properties with affordable set-asides (21%) 62-unit affordable housing property in Columbia Heights, MN • Leveraging affordable housing expertise to support communities and clients in the Twin Cities and nationally • $507M affordable housing portfolio as of June 30, 2024 • Strong market demand in the Twin Cities, driven by shortage of single-family housing • Shortage of over 100,000 affordable and available homes in Minnesota1 results in low vacancy rates • Government subsidy program helps to offset risk by supporting tenant rent payments and increasing occupancy • Prioritize market rate transactions with affordable set-asides • Aligns with ESG focus on community support Expertise in the High-Quality Affordable Housing Space Multifamily 67% Construction 4% Land 2% Non-RE 27% $507M Affordable Housing Mix 2

Managing CRE and Office-Related Risk 1 19 Excludes medical office of $91M at June 30, 2024 Addressing CRE NOO Repricing Risk • CRE NOO loans primarily located in the Twin Cities market • Ongoing active client engagement • Clients with maturing loans or resetting rates over the next 12 months • Identify situations of possible cash flow strain • Recommend solutions early in the process Lower Repricing Risk Fixed-Rate Maturity Schedule Low LTVs 78% are Fixed-Rate $245M Maturing Over the Next 12 Months 59% Weighted Average LTV Well-Managed CRE NOO Office Exposure2 Percent of Total Loans Average Loan Size 5.3% $2.4M Weighted Average LTV 62% CRE NOO Office by Geography Twin Cities Suburban 51% Minneapolis-St. Paul CBD 13% Minneapolis-St. Paul Non-CBD 20% Out-of-State 16% $200M • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $35M located in central business districts (CBD), with one on Watch and one Substandard • Only 4 loans totaling $31M outside of Minnesota, consisting of out-of-state projects for local clients

Deposit Growth Continues to Track With Loan Growth 20 Dollars in millions 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 A Track Record of Strong Deposit Growth … • Strong and growing brand taking market share in the Twin Cities • New client and banker acquisition opportunities due to M&A disruption • Supplemented core deposits with wholesale funding to support future loan growth • YTD deposit balances up 5.3% annualized • YTD core deposit1 balances up 3.0% • Mix shift from noninterest-bearing to interest-bearing accounts • Modest growth in noninterest bearing deposits in 2Q24 • Continued to leverage brokered deposits as needed to supplement core deposit growth • Core deposit growth not always linear due to nature of client base • Uninsured deposits make up 23% of total deposits, down from 38% in 4Q22 • Loan-to-deposit ratio of 99.8%, down from 108.0% in 1Q23 …Continues to Track With Loan Growth 27% 30% 26% 20% 18% 15% 18% 13% 19% 20% 26% 14% 29% 30% 25% 25% 10% 8% 8% 10% 18% 13% 23% 28% 27% $2,502 $2,946 $3,417 $3,710 $3,808 2020 2021 2022 2023 2Q24 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings and Money Market Time Brokered 21% 21% 20% 18% 18% 20% 21% 19% 21% 20% 24% 24% 25% 26% 25% 8% 7% 8% 9% 10% 27% 27% 28% 26% 27% $3,578 $3,676 $3,710 $3,807 $3,808 2Q23 3Q23 4Q23 1Q24 2Q24 6% YoY Growth

A Spread-Based Revenue Model 21 Revenue Inflection in 2Q24 Dollars in thousands • Spread-based revenue model with noninterest income making up 6% of total revenue YTD in 2024 • Strong track record of revenue growth with a 7% revenue CAGR since 2019 • Largest components of noninterest income include letter of credit fees and customer service fees • Lack of expense-heavy fee businesses (i.e. mortgage, wealth, etc.) helps to maintain a lower efficiency ratio • Ongoing evaluation of opportunities to add incremental noninterest income sources moving forward • Material increases to noninterest income most likely to come through M&A Comfortable With Current Spread-Based Revenue Model $32,530 $34,095 $32,893 $28,567 $25,872 $25,421 $25,314 $24,631 $24,996 $1,650 $1,387 $1,738 $1,943 $1,415 $1,726 $1,409 $1,550 $1,763 $34,180 $35,482 $34,631 $30,510 $27,287 $27,147 $26,723 $26,181 $26,759 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Income Noninterest Income

Stable NIM Supports Net Interest Income Growth 22 $24,931 $24,507 $24,563 $24,023 $24,229 $941 $914 $751 $608 $767 $25,872 $25,421 $25,314 $24,631 $24,996 2.40% 2.32% 2.27% 2.24% 2.24% 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Margin1 Net Interest Income (ex. Loan Fees) Loan Fees Net Interest Income and Margin Trends Net Interest Margin Drivers Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Dollars in thousands Net Interest Income • Net interest income growth for the first time since 3Q22, driven by stable NIM and average earning asset growth • Higher loan fees as loan payoffs increased Net Interest Margin • NIM stabilized QoQ as portfolio loan repricing increased • Well-positioned for rate cuts and a more normalized yield curve • Over $1 billion of adjustable funding tied to short-term rates • Loan portfolio positioned to continue repricing higher

10% 20% 25% 17% 19% 9% $57 $121 $152 $100 $116 $52 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 22% 13% 15% 14% 14% 22% $576 $341 $377 $375 $361 $581 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Loan Portfolio to Reprice Higher Even If Interest Rates Decline 23 Fixed, 69% Variable, 15% Adjustable, 16% Loan Portfolio Mix Fixed-Rate Portfolio ($2.6B) Variable-Rate Portfolio ($593M) Adjustable-Rate Portfolio ($597M) Years to Maturity • Large fixed-rate portfolio provides support to total loan yields in a rates-down environment • $576M of fixed-rate loans maturing over the next year, with a weighted average yield of 5.29% Variable-Rate Loan Floors • Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment • 80% of variable-rate portfolio have rate floors, with over 70% of the floors being above 5% • 97% of variable-rate loans are currently tied to SOFR or Prime Adjustable-Rate Repricing/Maturity Schedule • Adjustable-rate loans likely to reprice higher, even in a rates-down environment • $57M of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of 4.75% Dollars in millions WA Yield 5.29% 4.85% 4.34% 4.99% 5.15% 4.26% WA Yield 4.75% 4.13% 4.55% 4.64% 5.00% 4.60% 9% 20% 25% 40% 6% $42 $96 $118 $190 $28 Below 4% 4%-5% 5%-6% 6%-7% Above 7%

A Highly Efficient Business Model 24 49.0% 42.0% 41.5% 53.0% 58.5% 57.5% 56.5% 56.1% 60.7% 63.3% 2020 2021 2022 2023 2Q24 YTD BWB1 An Efficiency Ratio Consistently Below Peers 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2024 (Source: S&P Capital IQ) What Makes BWB So Efficient? An Efficient Operating Culture With a CRE-Focused, Branch-Light Model ~2x as many assets per FTE employee compared to the peer bank median2 7 Branches (peer bank median2 : 40) ~5x as many assets per branch compared to the peer bank median2 The higher cost of funds associated with a branch-light model is more than offset by lower overall operating expenses Total Expenses to Average Earning Assets (2Q24 YTD Annualized) 1.37% 2.67% 3.11% 2.47% 4.48% 5.14% BWB Peer Bank Average Peer Bank Median2 2 Interest Expense / Avg. Earning Assets Noninterest Expense / Avg. Earning Assets

Optimizing Recent Technology Investments to Support Future Growth 25 Client-Facing • Commercial online banking upgrade completed in 2023 • Collaborative technology tools integrated into BWB Corporate Center • Cybersecurity threat detection and response Scalable core to support growth outlook Core Banking Platform IT Strategy: improve client interactions, streamline processes, automate activities, and embrace digital transformation IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies IT Current State Loan and Deposit Infrastructure nCino • Enhanced commercial loan origination system that digitizes the end-to-end lending process • Launched in 2022 Salesforce • Enhanced customer relationship management for lending and deposit opportunities • Launched in 2022 Workflow Automation and Analysis ServiceNow • Scalable workflow automation platform to enhance internal efficiencies • Launched in 2020 Snowflake • Real-time data analytics and visualization to support decision-making • Launched in 2021 2024 IT Focus Areas Leverage SalesForce CRM Tool • 360° view of the client • Activity tracking and actions plans to provide more customized support Retail/Small Business Online Banking Upgrade • Enhanced online banking experience for retail and small business clients Microsoft 365 Adoption • Enhance organizational efficiencies through tools that support productivity, document control, and collaboration

Scaling Enterprise Risk Management Across a Growing Organization 26 Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients, and delivering simple solutions in unconventional ways BWB Risk Management Philosophy Enterprise Risk Management Attributes in Place Today at BWB • Proactively addressing top and emerging risks across all risk categories • Continuing to scale a risk framework aligned with growth • Leveraging technology to enhance processes and controls while driving responsiveness • Reinforcing operational and financial resilience through all three lines of defense • Making investments to bolster organizational resiliency and third-party risk management • Proactively making incremental enhancements to ESG and DEI programs as well as committing to recruitment and retention strategies Making Investments to Proactively Identify and Mitigate Emerging Risks Credit Concentration Risk Information and Cybersecurity Risk Enterprise Risk and Compliance Financial Risk • Strong credit underwriting and administration program • Proactive credit risk oversight, analytics and portfolio monitoring as well as building upon the bank’s stress testing capabilities • Expertise and specialization in key portfolios, including multifamily • Investment in enhanced infrastructure and security protocols • Proactively leverage technology to meet the evolving digital needs of clients while maintaining safety and security • Effective risk culture and awareness model with ongoing training initiatives and tabletop simulations • Focus on recruitment and retention of highly skilled risk professionals across the bank, including the addition of an Information Security Officer • Proactively monitoring internal and external trends to quantify changes in risk profile • Maintaining compliance with evolving regulatory expectations and broadening suite of products and services • Monitoring and managing balance sheet growth with an eye toward economic and interest rate volatility • Actively monitoring, maintaining and strategically deploying liquidity while developing long-term strategies for capital preservation • Broadening the bank’s liquidity risk management tools through expanded digital offerings and enhancements to the client experience

$34,841 $40,020 $47,996 $50,494 $51,949 1.50% 1.42% 1.34% 1.36% 1.37% 2020 2021 2022 2023 2Q24 Credit Risk Management and Oversight Driving Superb Asset Quality 27 $775 $722 $639 $919 $678 0.03% 0.02% 0.01% 0.02% 0.01% 2020 2021 2022 2023 2Q24 Nonperforming Assets2 Consistently low NPA levels NPAs % of Assets Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.13%1 $435 $(29) $(276) $202 $(5) 0.02% 0.00% (0.01)% 0.01% 0.00% 2020 2021 2022 2023 2Q24 YTD Net Charge-Offs Cumulative NCOs of $532K since 2019 Net Charge-Offs % of Average Loans $15,164 $22,641 $28,049 $35,858 $33,908 4.54% 5.45% 5.52% 6.46% 5.92% 2020 2021 2022 2023 2Q24 Substandard Loans Substandard loans remain at relatively low levels Classified Assets % of Total Bank Capital ACL % of Gross Loans 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2024 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands

A Strong Credit Culture 28 5-Year Peak Annual Net Charge-off Ratio vs. Peers 5-Year Peak Nonperforming Assets2 / Assets vs. Peers 0.02% BWB Peer Bank Median1 0.13% 0.03% BWB Peer Bank Median1 0.54% 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2024 (Source: S&P Capital IQ) 2 Nonaccrual loans, loans 90 days past due and foreclosed assets Asset Quality Consistently Outperforms Peers Consistent Underwriting Standards Active Credit Oversight Experienced Lending and Credit Teams • Growth continues to primarily be in-market with over 80% of real estate loan balances in the Twin Cities market • No new lending areas or significant changes in portfolio composition – continued focus on multifamily expertise • No individual lending authorities • Enhanced credit concentration monitoring • Expanded covenant testing and assess repricing risk on maturing loans • Build-out of the credit team to support loan growth and credit risk review • Solid lender and credit analyst expertise across segments, geographies and relationships

High Quality Securities Portfolio 29 41% 38% 38% 38% 34% 24% 22% 22% 21% 22% 21% 22% 22% 21% 23% 14% 18% 18% 20% 21% $538 $553 $604 $633 $601 2Q23 3Q23 4Q23 1Q24 2Q24 Mortgage-Backed Securities Municipal Bonds Corporate Securities Other Securities Available for Sale Portfolio (dollars in millions) AAA, 29% AA, 36% A, 3% BBB, 14% BB, 1% NR, 17% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(52,064) $(43,522) $28,203 $26,708 $(20,908) $(15,320) 2Q23 2Q24 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 4.7 years • Average securities portfolio yield of 4.93% • Unrealized losses on AFS securities were 10.0% of stockholders’ equity • AOCI / Total RBC of 2.6% vs. peer bank median of 8.4%2 1 Includes the tax-effected impact of $8,430 in 2Q23 and $6,179 in 2Q24 2 1Q24 median for publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion (Source: S&P Capital IQ)

Ample Liquidity and Borrowing Capacity 30 1 Excludes $169M of pledged securities at June 30, 2024 Dollars in millions 9.6% 10.2% 11.5% 12.1% 11.3% 33.1% 37.6% 37.0% 35.5% 36.1% $1,962 $2,181 $2,234 $2,249 $2,222 2Q23 3Q23 4Q23 1Q24 2Q24 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.6x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 6/30/2024 12/31/2022 Change Cash and Cash Equivalents $ 9 7 $ 4 8 $ 4 9 Unpledged Securities1 432 549 (117) FHLB Capacity 451 391 6 0 FRB Discount Window 1,016 158 858 Unsecured Lines of Credit 200 208 (8) Secured Line of Credit 26 26 - Total $ 2,222 $ 1,380 $ 842 Available Balance

Steady Capital Growth Since 1Q23 31 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Capital Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate corporate development opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities 8.60% 7.87% 7.57% 7.48% 7.23% 7.39% 7.61% 7.73% 7.72% 7.90% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 9.13% 8.50% 8.47% 8.40% 8.48% 8.72% 9.07% 9.16% 9.21% 9.41% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Common Equity Tier 1 Capital Ratio Tangible Common Equity Ratio1 Recent Capital Actions • Repurchased 252,707 shares of common stock ($2.9 million) in 2Q24 at a weighted average price of $11.48 per share • $15.3 million remaining under current share repurchase authorization • On July 23, 2024, the Board of Directors extended the expiration date of the current share repurchase authorization from August 16, 2024 to August 20, 2025

Near-Term Expectations 32 • Low-to-mid-single digit loan growth for full-year 2024 • Focus on aligning loan growth with core deposit growth • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Continued NIM stabilization in the current interest rate environment • Positioned to benefit from potential rate cuts and a normalizing yield curve • Dependent on the path of interest rates, shape of the yield curve, and pace of core deposit growth and loan payoffs Net Interest Margin • Noninterest expense growth throughout 2024 with similar trajectory as 2023, driven by continued investments in people and technology initiatives • Full-year noninterest expense growth aligned with asset growth • Provision expense to align with loan growth and overall asset quality Expenses • Maintain strong tangible common equity and CET1 ratios • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

2024 Strategic Priorities 33 Optimize Balance Sheet for Longer Term Profitable Growth Continue to Gain Loan and Deposit Market Share Generate Incremental Operational Efficiencies While Investing in the Business Scale ERM Function and Monitor Asset Quality Risks • Opportunistically gather core deposits and build high quality lending relationships • Grow loan balances inline with core deposits over time • Generate more profitable growth in a normalized interest rate environment • Expand lending focus on high quality affordable housing sector • Execute on new C&I initiatives through targeted verticals, including a network of women business leaders, entrepreneurial operating system implementers, and cannabis • Identify M&A opportunities and potential markets that enhance BWB’s overall business model • Identify opportunities across all functions to improve operational efficiency • Make proactive investments to scale the business and position for longer term growth • Implement key IT investments, including new CRM platform and upgraded retail and small business online banking solution • Continue to focus on scaling the enterprise risk management function • Monitor the loan portfolio for signs of credit weakness, especially in CRE and multifamily portfolios • Ongoing covenant testing and assess repricing risk on maturing loans YTD Progress • Core deposit growth1 of 3.0% annualized • Loan growth of 4.1% annualized • C&I loan balances up 23.7% annualized • Launched a new CRM platform to enhance the client experience and create new efficiencies • Net charge-off ratio of 0.00% • NPAs-to-assets of 0.01% 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

APPENDIX 34

0.01% 2Q24 Earnings Highlights 35 • Deposit balances up $487K from 1Q24, or 0.1% annualized • Loan balances up $16.2 million, or 1.7% annualized, from 1Q24, impacted by increased payoffs • YTD deposit growth of 5.3% annualized and core deposit2 growth of 3.0%, compared to loan growth of 4.1% annualized • Loan-to-deposit ratio of 99.8%, up slightly from 99.4% at 1Q24 • Net interest income increased $365K, or 1.5%, from 1Q24, the first QoQ increase since 3Q22 • Net interest margin (NIM) of 2.24%, inline with 1Q24 • Portfolio loan yield of 5.50% expanded 12 bps in 2Q24, compared to 5 bps of expansion in 1Q24 • Balance sheet well-positioned for rate cuts and a normalizing yield curve • Annualized net charge-offs to average loans of 0.00%, inline with 1Q24 • Nonperforming assets to total assets of 0.01%, inline with 1Q24 • Well-reserved with allowance to total loans of 1.37% NIM Stability Supports Renewed Net Interest Income Growth Superb Asset Quality Continues $0.26 Diluted EPS Nonperforming Assets to Total Assets Efficiency Ratio1 Return on Average Assets Return on Avg. Tangible Common Equity1 0.70% 7.80% 58.7% 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 3 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2024 with growth rate through 1Q24 (Source: S&P Capital IQ) • Tangible book value per share1 of $13.53, up 9.8% annualized from 1Q24; 30 consecutive quarters of growth • Tangible book value per share1 growth of 199% since 4Q16 vs. peer bank average of 66%3 • Repurchased 252,707 shares of common stock, or $2.9 million (average price of $11.48 per share) Consistent Tangible Book Value Per Share Growth Balance Sheet Growth Slows… Remains on Track YTD

Reconciliation of Non-GAAP Financial Measures – Efficiency, TCE, ROATCE 36 Dollars in thousands December 31, December 31, December 31, December 31, Efficiency Ratio 2020 2021 2022 2023 Noninterest Expense $ 45,387 $ 48,095 $ 56,620 $ 59,320 Less: Amortization Intangible Assets (191) (191) (191) (100) Adjusted Noninterest Expense $ 45,196 $ 47,904 $ 56,429 $ 59,220 Net Interest Income $ 87,964 $ 109,509 $ 129,698 $ 105,174 Noninterest Income 5,839 5,309 6,332 6,493 Less: (Gain) Loss on Sales of Securities (1,503) (750) (82) 3 3 Adjusted Operating Revenue $ 92,300 $ 114,068 $ 135,948 $ 111,700 Efficiency Ratio 49.0% 42.0% 41.5% 53.0% As of and for the year ended, Efficiency Ratio June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Noninterest Expense $ 14,274 $ 15,237 $ 15,740 $ 15,189 $ 15,539 Net Income Available to Common Shareholders Less: Amortization Intangible Assets (34) (9) (9) (9) (8) Adjusted Noninterest Expense $ 14,240 $ 15,228 $ 15,731 $ 15,180 $ 15,531 Average Total Shareholders' Equity Less: Average Preferred Stock Net Interest Income $ 25,872 $ 25,421 $ 25,314 $ 24,631 $ 24,996 Average Total Common Shareholders' Equity Noninterest Income 1,415 1,726 1,409 1,550 1,763 Less: Effects of Average Intangible Assets Less: (Gain) Loss on Sales of Securities (50) - 2 7 (93) (320) Average Tangible Common Equity Adjusted Operating Revenue $ 27,237 $ 27,147 $ 26,750 $ 26,088 $ 26,439 Annualized Return on Average Tangible Common Equity Efficiency Ratio 52.3% 56.1% 58.8% 58.2% 58.7% Tangible Common Equity & Tangible Common Equity/Tangible Assets June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Total Shareholders' Equity $ 409,126 $ 415,960 $ 425,515 $ 433,611 $ 439,241 Less: Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Total Common Shareholders' Equity 342,612 349,446 359,001 367,097 372,727 Less: Intangible Assets (2,832) (2,823) (2,814) (2,806) (2,797) Tangible Common Equity $ 339,780 $ 346,623 $ 356,187 $ 364,291 $ 369,930 Total Assets $ 4,603,185 $ 4,557,070 $ 4,611,990 $ 4,723,109 $ 4,687,035 Less: Intangible Assets (2,832) (2,823) (2,814) (2,806) (2,797) Tangible Assets $ 4,600,353 $ 4,554,247 $ 4,609,176 $ 4,720,303 $ 4,684,238 Tangible Common Equity/Tangible Assets 7.39% 7.61% 7.73% 7.72% 7.90% $ 435,585 (66,514) $ 369,071 (2,802) $ 366,269 7.80% As of and for the quarter ended, ROATCE As of and for the quarter ended, June 30, 2024 $ 7,101 As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Tangible Book Value 37 Dollars in thousands Tangible Book Value Per Share December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Book Value Per Common Share $ 4.69 $ 4.91 $ 5.23 $ 5.43 $ 5.56 $ 6.62 $ 6.85 $ 7.01 $ 7.34 $ 7.70 Less: Effects of Intangible Assets (0.16) (0.16) (0.16) (0.16) (0.16) (0.13) (0.12) (0.12) (0.12) (0.12) Tangible Book Value Per Common Share $ 4.53 $ 4.75 $ 5.07 $ 5.27 $ 5.40 $ 6.49 $ 6.73 $ 6.89 $ 7.22 $ 7.58 Total Common Shares 24,589,861 24,589,861 24,589,861 24,629,861 24,679,861 30,059,374 30,059,374 30,059,374 30,097,274 30,097,674 Tangible Book Value Per Share June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Book Value Per Common Share $ 7.90 $ 8.20 $ 8.45 $ 8.61 $ 8.92 $ 9.25 $ 9.43 $ 9.92 $ 10.33 $ 10.73 Less: Effects of Intangible Assets (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.11) Tangible Book Value Per Common Share $ 7.78 $ 8.08 $ 8.33 $ 8.49 $ 8.80 $ 9.13 $ 9.31 $ 9.80 $ 10.21 $ 10.62 Total Common Shares 28,986,729 28,781,162 28,973,572 28,807,375 28,837,560 28,710,775 28,143,493 28,132,929 28,162,777 28,066,822 Tangible Book Value Per Share December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Book Value Per Common Share $ 11.09 $ 11.12 $ 11.14 $ 11.44 $ 11.80 $ 12.05 $ 12.25 $ 12.47 $ 12.94 $ 13.30 Less: Effects of Intangible Assets (0.11) (0.11) (0.11) (0.11) (0.11) (0.10) (0.10) (0.10) (0.10) (0.10) Tangible Book Value Per Common Share $ 10.98 $ 11.01 $ 11.03 $ 11.33 $ 11.69 $ 11.95 $ 12.15 $ 12.37 $ 12.84 $ 13.20 Total Common Shares 28,206,566 28,150,389 27,677,372 27,587,978 27,751,950 27,845,244 27,973,995 28,015,505 27,748,965 27,589,827 As of and for the quarter ended, Tangible Book Value Per Share June 30, 2024 Book Value Per Common Share $ 13.63 Less: Effects of Intangible Assets (0.10) Tangible Book Value Per Common Share $ 13.53 Total Common Shares 27,348,049 As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended,